Exhibit 24.1

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of September, 2001.

/s/ J. Thomas Bouchard
J. Thomas Bouchard

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of September, 2001.

/s/ Willie D. Davis
Willie D. Davis

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of September, 2001.

/s/ Dudley J. Godfrey, Jr.
Dudley J. Godfrey, Jr.

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of September, 2001.

/s/ Marvin B. Goodman
Marvin B. Goodman

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of September, 2001.

/s/ J. Ira Harris
J. Ira Harris

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of September, 2001.

/s/ Terry A. Hueneke
Terry A. Hueneke

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 28th day of September, 2001.

/s/ Dennis Stevenson
Dennis Stevenson

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of September, 2001.

/s/ John R. Walter
John R. Walter

POWER OF ATTORNEY

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 relating to registered resales of the Company's Zero Coupon Convertible Debentures Due August 17, 2021 and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of September, 2001.

/s/ Edward J. Zore
Edward J. Zore